                                                                    EXHIBIT 99.2


DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
-----------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

  20-Jul-02                              Summary Of Bank, Investment & Petty Cash Accounts                    Attachment 1
   3:01 PM                                    Great Ocean Cruise Line, L.L.C.
Summary                                          Case No: 01-10959 (JCA)                                        UNAUDITED
Great Ocean Cruise Line, LLC                     For Month Of June, 2002

                                             Balances
                                 ------------------------------       Receipts &          Bank
                                     Opening          Closing         Disbursements       Statements          Account
Account                          As Of 6/01/02    As Of 6/30/02       Included            Included            Reconciled
-------                          -------------    -------------       --------            --------            ----------
Mississippi Queen Steamer           48,196.81        15,600.72        Yes                 No - Not            Yes
Hibernia                                                                                  Concentration
Account # - 812-502-719                                                                   Account

Mississippi Queen                        0.00             0.00        No - No             Not A Bank          No - No
Petty Cash                                                            Activity            Account             Activity

  20-Jul-02                      Receipts & Disbursements           Attachment 2
   3:03 PM                    Great Ocean Cruise Line, L.L.C.
R&D - Hibernia - MQ Steamer      Case No: 01-10959 (JCA)            UNAUDITED
                                        Hibernia
                            Mississippi Queen Steamer Account
                                 Account # - 812-502-719
                                  1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
--------------------------
                                48,196.81


Receipts
--------





                                     0.00             Total Receipts


Disbursements
-------------





                                     0.00             Total Disbursements (* See Footnote)



Closing Balance - 30 Jun 02
---------------------------
                                15,600.72

               *$32,596.09 Of Disbursements Not Reflected In Disbursements
                Above Due To Being Reimbursed By Buyer Of Assets At Closing.

  20-Jul-02                Concentration & Investment Account Statements   Attachment 3
   3:06 PM                      Great Ocean Cruise Line, L.L.C.
Summary                             Case No: 01-10959 (JCA)
Great Ocean Cruise Line, LLC        For Month Of June, 2002
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 26-JUL-02 09:47:34
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: JUN-02

currency USD
Company=21 (MISSISSIPPI QUEEN)
                                                         PTD-Actual
                                                         30-Jun-02
                                                  ---------------------
Revenue
Gross Revenue                                                (14,745.98)
Allowances                                                         0.00
                                                  ---------------------
Net Revenue                                                  (14,745.98)

Operating Expenses
Air                                                                0.00
Hotel                                                              0.00
Commissions                                                        0.00
Onboard Expenses                                                   0.00
Passenger Expenses                                             3,193.45
Vessel Expenses                                               19,573.72
Layup/Drydock Expense                                              0.00
Vessel Insurance                                               4,984.34
                                                  ---------------------
Total Operating Expenses                                      27,751.51

                                                  ---------------------
Gross Profit                                                 (42,497.49)

SG&A Expenses
Sales & Marketing                                                  0.00
Start-Up Costs                                                 7,138.20
                                                  ---------------------
Total SG&A Expenses                                            7,138.20

                                                  ---------------------
EBITDA                                                       (49,635.69)

Depreciation                                                       0.00

                                                  ---------------------
Operating Income                                             (49,635.69)

Other Expense/(Income)
Interest Income                                                    0.00
Equity in Earnings for Sub                                         0.00
Reorganization expenses                                            0.00
                                                  ---------------------
Total Other Expense/(Income)                                       0.00

                                                  ---------------------
Net Pretax Income/(Loss)                                     (49,635.69)

Income Tax Expense                                                 0.00

                                                  ---------------------
Net Income/(Loss)                                            (49,635.69)
                                                  =====================

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:38
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JUN-02

currency USD
Company=21 (MISSISSIPPI QUEEN)
                                             YTD-Actual             YTD-Actual
                                             30-Jun-02              22-Oct-02
                                           -------------          -------------
ASSETS

Cash and Equivalent                            11,331.72              91,427.94

Restricted Cash                                     0.00                   0.00

Accounts Receivable                                 0.00              61,448.42

Inventories                                         0.00             387,173.50

Prepaid Expenses                                    0.00               9,438.70

Other Current Assets                                0.00             (14,555.00)

                                           -------------          -------------
Total Current Assets                           11,331.72             534,933.56


Fixed Assets                                        0.00          32,530,486.54

Accumulated Depreciation                            0.00         (22,994,750.57)

                                           -------------          -------------
Net Fixed Assets                                    0.00           9,535,735.97


Net Goodwill                                        0.00                   0.00

Intercompany Due To/From                   21,765,102.38          19,836,574.32

Net Deferred Financing Fees                         0.00                   0.00

Net Investment in Subsidiaries                      0.00                   0.00

                                           -------------          -------------
Total Other Assets                         21,765,102.38          19,836,574.32

                                           -------------          -------------
Total Assets                               21,776,434.10          29,907,243.85
                                           =============          =============

AMCV US SET OF BOOKS                                  Date: 26-JUL-02 09:52:38
BALANCE SHEET - ATTACHMENT 5                          Page:   2
Current Period: JUN-02

currency USD
Company=21 (MISSISSIPPI QUEEN)
                                                YTD-Actual             YTD-Actual
                                                30-Jun-02               22-Oct-02
                                              -------------           -------------
LIABILITIES

Accounts Payable                                   1,826.90                9,423.11

Accrued Liabilities                               11,920.50              935,232.90

Deposits                                               0.00                    0.00

                                              -------------           -------------
Total Current Liabilities                         13,747.40              944,656.01


Long Term Debt                                         0.00                    0.00

Other Long Term Liabilities                            0.00                    0.00

                                              -------------           -------------
Total Liabilities                                 13,747.40              944,656.01


OTHER

Liabilities Subject to Compromise              2,667,587.11            2,827,647.41

                                              -------------           -------------
Total Other                                    2,667,587.11            2,827,647.41


OWNER'S EQUITY

Common Stock                                           0.00                    0.00

Add'l Paid In Capital                          4,571,000.00            4,571,000.00

Current Net Income (Loss)                     (6,682,043.13)            (984,131.23)

Retained Earnings                             21,206,142.72           22,548,071.66

                                              -------------           -------------
Total Owner's Equity                          19,095,099.59           26,134,940.43

                                              -------------           -------------
Total Liabilities & Equity                    21,776,434.10           29,907,243.85
                                              =============           =============

GREAT OCEAN CRUISE LINE, LLC                    ATTACHMENT 6                    01-10954(JCA)
                                 SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                                    FOR THE MONTH ENDED JUNE 30, 2002

                                                              BEGINNING                                            ENDING
AFFILIATE NAME                            CASE NUMBER           BALANCE          DEBITS           CREDITS          BALANCE
American Classic Voyages Co.                01-10954         29,573,422.13       14,672.78        9,580.45       29,578,514.46
AMCV Cruise Operations, Inc.                01-10967        (22,033,773.41)       1,308.62       31,294.21      (22,063,759.00)
The Delta Queen Steamboat Co.               01-10970         17,635,610.10       34,999.42              --       17,670,609.52
DQSB II, Inc.                               01-10974               (877.52)             --              --             (877.52)
Great AQ Steamboat, L.L.C.                  01-10960             14,507.47              --              --           14,507.47
Great Pacific NW Cruise Line, L.L.C.        01-10977             10,219.55              --              --           10,219.55
Great River Cruise Line, L.L.C.             01-10963           (503,950.75)             --              --         (503,950.75)
Cruise America Travel, Incorporated         01-10966         (2,953,907.27)             --              --       (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C.         01-10964             85,950.95              --              --           85,950.95
Cape Cod Light, L.L.C.                      01-10962              4,980.00              --              --            4,980.00
Cape May Light, L.L.C.                      01-10961              1,844.01              --              --            1,844.01
Project America, Inc.                       N/A                  (4,475.20)             --              --           (4,475.20)
Great Hawaiian Cruise Line, Inc.            01-10975            (37,394.43)             --              --          (37,394.43)
Great Hawaiian Properties Corporation       01-10971            (34,964.32)             --              --          (34,964.32)
Great Independence Ship Co.                 01-10969             (2,195.09)             --              --           (2,195.09)
                                                            ---------------------------------------------------------------------
                                                             21,754,996.22       50,980.82       40,874.66       21,765,102.38
                                                            =====================================================================

                         GREAT OCEAN CRUISE LINE, L.L.C.
                                 01-10959 (JCA)




                            ACCOUNTS RECEIVABLE AGING
                               AS OF JUNE 30, 2002







                                  ATTACHMENT 7


                                 NOT APPLICABLE

                                MISSISSIPPI QUEEN
                                AP-STEAMER CHECKS

                               21-000-221300-00000

                                     JUNE-02

OUTSTANDING CHECKS:

                   17103 Garrett TV & Appliances                 498.75
                   17104 Marvin Ross                             957.96
                   17165 Jim Coulson-MCI                          50.69
                   17183 S. Baham-Spiegel                         20.00
                   17190 C. Sisson-J. Sisson                     199.50
                   17248 A. Sisson-J. Sisson                     100.00


                                                            -----------
                   Total per G/L:                              1,826.90
                                                            ===========



                   ATTACHMENT # 8

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER:  01-10959 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The Mississippi Queen resumed voyage sailing on May 7, 2002 (the "cut-off date"). Pursuant to the asset purchase agreement dated May 31, 2002 (the "close date"), the revenue and expenses between the cut-off date and the close date accrued to the benefit of the Purchaser. The cash disbursements for such expenses are not reflected herein on Attachment 2. An accounts receivable for these disbursements has been recorded on The Delta Queen Steamboat Co's books. due to the Debtors' commingled cash management system.